EXHIBIT B






MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST II

SERIES 1994-A


The undersigned, a duly authorized representative of The
Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 and the Series 1994-A Supplement dated as of
August 1, 1994 (collectively, the "Pooling and Servicing
Agreement") by and between PB&T and Bankers Trust as trustee, (the "Trustee"), does hereby certify as follows:

A)	Capitalized terms used in this notice have their
respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "Preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered.
References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section 4.08 of the Pooling and Servicing Agreement.

B)	PB&T is the Servicer under the Pooling and Servicing
Agreement.

C)	The undersigned is a Servicing Officer.

D)	The date of this notice is a Determination Date under
the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge Account on November 14, 1996, which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.08:

A) 	Pursuant to subsection 4.08 (a): (1) Interest at the
Certificate Rate for the preceding Monthly Period on the
Investor Interest
 .......................	$2,191,312.50

(2) Deficiency Amounts
 ......................$0.00

B)	Pursuant to subsection 4.08(b): (1) The Investor
Monthly Servicing Fees for the preceding Monthly Period
 ............					$750,000.00

(2) Accrued and unpaid Investor Monthly Servicing Fees
 ......................					$0.00

C)	Pursuant to subsection 4.08 (c): (During the Rapid
Amortization Period)

(1) The Monthly Loan Fee for the preceding Monthly
Period.....................					$0.00

(2) Accrued and unpaid Monthly Loan Fees
 ....					$0.00

D)	Pursuant to subsection 4.08 (d):

Aggregate Investor Default Amount for the preceding Monthly
Period ................	$3,818,699.73

E)	Pursuant to subsection 4.08 (e):

Unreimbursed Investor Chargeoffs
 ............					$0.00

F)	Pursuant to subsection 4.08(g):

(1) Pay to the Cash Collateral Depositor
 ................................		$0.00

(2) Deposit to the Cash Collateral Account
 .....................................	$0.00

(3) Pay
in accordance with Section 2.11 of the Loan Agreement
 ..................					$2,172,185.32

Total
 ......................	$2,172,185.32



B-2 Pursuant to Section 4.10, during an Amortization Period, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Principal Account on 11/14/96, which is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.10:

A)	During Controlled Amortization Period:

(1) Investor Percentage of Collections on Principal
Receivables processed as of preceding Monthly Period
("Monthly Total Percentage Allocation") up to Controlled
Amortization Amount ..............					$0.00

(2) Monthly Total Percentage Allocation (less amounts
distributed pursuant to (1) above) up to Deficit Controlled
Amortization Amount for preceding Monthly Period
 ..............................     					$0.00

B)	During Rapid Amortization Period: (1) Monthly Total
Percentage Allocation for preceding Monthly Period
 ................					$0.00


II.	NOTIFICATION TO MAKE WITHDRAWALS FROM THE CASH
COLLATERAL ACCOUNT

Pursuant to Section 4.08 and subsection 4.08(c), the Servicer hereby notifies the Trustee to make withdrawals on 11/14/96, the Transfer date of the current calendar month, from the Cash Collateral Account in an aggregate amount as set forth in C. below and to deposit such amount in the Finance Charge Account:

A.	(i) The applicable Investor Percentages of Collections
of Finance Charge Receivables, (ii) amounts deposited with
respect to Cardholder Fees, Recoveries, Discount Option
Receivables, Ineligible Finance Charge Receivables and
Interchange and (iii) interest on amounts in collection
accounts, allocated to the Series Finance Charge Account for the preceding Monthly Period
 ........................$8,932,197.55


B-3

B.	The
sum of (a) Certificate Interest accrued during the preceding Monthly Period (plus any past due Certificate Interest), plus (b) the Investor Monthly Servicing Fee for the preceding Monthly Period (plus any past due Investor Monthly Servicing Fee), plus (c) during the Rapid Amortization Period, the Monthly Loan Fee (plus any past due Monthly Loan
Fee) plus (d) the Aggregate Investor Default Amount, if any, for the preceding Monthly Period
 ..................................$6,760,012.23

C.	The excess, if any, of B over A (the "Total Withdrawal
Amount") ............................$0.00

D.	The
excess, if any, of A over B (the Excess Deposits due to
Seller)
 .........................$2,172,185.32


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly
Periods preceding the current calendar month:


A)	Subsection 4.08 (a): The aggregate amount of all
Deficiency Amounts
 .....................................$0.00

B)	Subsection 4.08 (b): The aggregate amount of all
accrued and unpaid Investor Monthly Servicing Fees
 ......					$0.00

C)	Subsection 4.08 (e): The aggregate amount of all
unreimbursed Investor Charge Offs
 ........................$0.00


B-4


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of November, 1996.


THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice President



EXHIBIT C




FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


SERIES 1994-A

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST II



Under Section 5.02 of the Pooling and Servicing Agreement dated as of August 1, 1994 and the Series 1994-A Supplement dated August 1, 1994 (collectively, the "Pooling and
Servicing Agreement") by and between The Prudential Bank &
Trust Company ("PB&T:) and Bankers Trust, as trustee (the
"Trustee"), PB&T, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1994-A Certificateholders and the performance of the PB&T Master Credit Card Trust (the
"Trust") during the previous month. The information which is required to be prepared with respect to the Distribution
Date of 11/15/96 and with respect to the performance of the Trust during the month of October, 1996 is set forth below.
Certain information is presented on the basis of an amount of $1,000 per series 1994-A Certificate (a "Certificate").
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution
(Stated on the basis of $1,000 Original Certificate
Principal Amount.)

1.	The total amount of the distribution to
Certificateholders on 11/15/96, per $1,000 original
certificate principal amount
 ......................................$4.87

2.	The amount of the distribution set forth in paragraph
1 above in respect of interest on the Certificates, per
$1,000 original certificate principal amount
 ................					$4.87

3.	The amount of the distribution set forth in paragraph
1 above in respect of principal of the Certificate, per
$1,000 original certificate principal amount
 ................					$0.00


B.	Information Regarding the Performance of the Trust

1.	Collection of Principal Receivables

The aggregate amount of Collections on Principal Receivables processed during the month of October, 1996 which were
allocated in respect of the Certificates
 ..............					$38,729,095.19

2.	Deficit Controlled Amortization
Amount					$0.00

3.	Principal Receivables in the Trust

(a)	As of the end of the last day of October, 1996 [the
prior month] (distribution on the next Distribution Date will be allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables in the
Trust (which reflects the Principal Receivables represented
by the Seller Interest and by the Aggregate Investor
Interests)
 .........................$957,342,488.30

(2) The amount of Principal Receivables in the Trust
represented by the Investor Interest of Series
1994-A.					$450,000,000.00

(3) The Investor Interest of Series 1994-A set forth in
paragraph 3 (a) (2) above as a percentage of the aggregate
amount of Principal Receivables set forth in paragraph 3 (a)
(1) above
 .............................47.01%

(b)	As of the end of the last day of September, 1996
(distributions on this Distribution Date have been allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables in the
Trust (which reflects the Principal Receivables represented
by the Seller Interest and by the Aggregate Investor
Interests)
 .........................$919,758,770.30

(2) The amount of Principal Receivables in the Trust
represented by the Investor Interest of Series 1994-A
 ............................$450,000,000.00

(3) The
Investor Interest of Series 1994-A set forth in paragraph 3
(a) (2) above as a percentage of the aggregate amount of
Principal Receivables set forth in paragraph 3 (a) (1) above
 .............................48.93%

C-2 4.	Delinquent Balances

The aggregate amount of outstanding balances in Accounts which were delinquent as of the end of the day on:
			10/31/96

Receivables (a) 31 - 60
days:..............				$20,743,915.36 		2.17%

(b) 61
- 90 days: .............				$15,328,401.57
		1.60%

(c) 91 - 120 days: ............				$11,752,620.10
		1.23%

(d) 121 - 150 days: ...........				$11,003,797.62
		1.15%

(e) 151 - 180 days: ...........				$9,952,800.76
		1.04%

(f) 181 - 190 days: ...........				$9,654,934.13
		1.01%

Total:		$78,436,469.54 		8.19%

5.	Investor Default Amount

The aggregate amount of all defaulted Principal Receivables
written off as uncollectible during the month of October,
1996 allocable to the Investor Interest for Series 1994-A
(the "Aggregate Investor Default Amount")
 ............................					$3,818,699.73

6.	Investor Charge Offs

(a) The excess of the Aggregate Investor Default Amount set
forth in paragraph 5 above, over the amount of the
withdrawals from the Cash Collateral Account made to
reimburse the Trust for such amount written off (an
"Investor Charge Off") ..............					$0.00

(b) The
amount of the Investor Charge Offs set forth in paragraph 6
(a) above, per $1,000 original certificate principal amount
(which will have the effect of reducing, pro rata, the
amount of each Certificateholder's investment
 ..................................					$0.00

(c) The aggregate amount of Investor Charge Offs reimbursed
on the Transfer Data immediately preceding such Distribution
Data
 ........................................	$0.00

(d)
The amount of the reimbursed Investor Charge Offs set forth
in paragraph 6 (c) above, per $1,000 original certificate
principal amount
 ............................					$0.00

C-3 7.	Investor Servicing Fee

The amount of the Investor Monthly Servicing Fee payable by
the Trust to the Servicer for the month of October, 1996
 ..............					$750,000.00

8.	Available Cash Collateral Amount

The amount available to be withdrawn from the Cash
Collateral Account as of the close of business on 11/14/96
(the "Transfer Date"), after giving effect to all with-
drawals, deposits and payments to be made in respect of the
preceding months .............					$81,000,000.00

9.	The
Required Cash Collateral Amount on the Transfer Date
 ...............................					$81,000,000.00



C.	The Pool Factor

The Pool Factor for the  Record Date 06/30/96 (which
represents the ratio of the amount of the Investor Interest
for Series 1994-A as of such Record Date (adjusted after
taking into account any reduction in the Investor Interest
which will occur on the following Distribution Date) to the
Initial Investor Interest for Series 1994-A).  The amount of a Certificate- holder's pro rata share of the Investor
Interest for Series 1994-A can be determined by multiplying
the original denomination by the Pool Factor
 .............................					1.0000000



THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice President


C-4


Schedule - to Monthly Servicer's Certificate with respect to the Series 1994-A Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
___________________________________________________

PB&T MASTER CREDIT CARD TRUST II, SERIES 1994-A
___________________________________________________

1.	The aggregate amount of the Investor Percentage of
Collections of Principal Receivables processed by the
Servicer pursuant to Section 4.06 during the preceding
Monthly Period was equal to
 .......						$38,729,095.19

2.	The aggregate amount of the Investor Percentage of
Collections of Finance Charge Receivables (including amount
deposited with respect to Interchange and the Investor
Percentage of Recoveries) processed by the Servicer during
the preceding Monthly Period was equal to
 .......						$6,192,682.85

a.	The aggregate amount of the Investor Percentage of
Collections of Finance Charge Receivables (excluding amount deposited with respect to Interchange and the Investor Percentage of Recoveries) processed by the Servicer pursuant to Section 4.06 during the preceding Monthly Period was equal to
 .............................	$5,640,398.93

b.	The
aggregate amount of Interchange to be deposited in the
Series Finance Charge Account with respect to the Series
1994-A Certificates (pursuant to Section 3 (c) of the Series
1994-A Supplement) on the Transfer Date of the current
calendar month is equal to
 ......................						$375,000.00

c.	The aggregate amount of Investor Percentage of
Recoveries deposited in the Series Finance Charge Account
with respect to the preceding Monthly Period was equal to
 .....................						$177,283.91

3.	The aggregate amount of Investor Percentage of amounts
with respect to Cardholder Fees deposited into the Series
Finance Charge Account on or before the Transfer Date during the current Monthly Period with respect to the prior Monthly
Period is equal to
 ................						$297,613.89

4.	The aggregate amount of Investor Percentage of amounts
with respect to Ineligible Finance Charge Receivables
deposited into the Series Finance Charge Account on or
before the Transfer Date during the current Monthly Period
with respect to the prior Monthly Period is equal to
 ........................................$0.00

5.	The aggregate amount of Investor Percentage of amounts
with respect to Discount Option Receivables deposited into
the Series Finance Charge Account on or before the Transfer
Date during the current Monthly Period with respect to the
prior Monthly Period is equal to
 .........						$2,441,900.81

6.	The aggregate amount of funds deposited into the
Seller's Account in connection with Credit Adjustments and
Ineligible Principal Receivables with respect to the
previous Monthly Period is equal for
 ......................						$0.00

7.	The aggregate amount of funds on deposit in the Series
Finance Charge Account allocable to the Series 1994-A
Certificates with respect to Collections processed as of the end of the last day of the preceding Monthly Period was
equal to
 ..............................................$8,932,197.55

8.	The aggregate amount of funds on deposit in the Series
Principal Account allocable to the Series 1994-A
Certificates with respect to Collections processed as of the last day of the preceding Monthly Period was equal to
 ...........						$0.00

9.	The aggregate amount of funds on deposit in the
Seller's Account allocable to the Series 1994-A Certificates as of the Transfer Date is equal to
 ..............................................$0.00

10.	The Total Withdrawal Amount required to be made from
the Cash Collateral Account pursuant to Section 4.08 on the Transfer Date in the current calendar month is equal to
 ..............						$0.00

11.	The aggregate amount to be withdrawn from the Series
Finance Charge Account and paid to the Cash Collateral
Depositor pursuant to subsection 4.08 on the Transfer Date
on the current calendar month is equal to
 ..........						$0.00


S-2

12.	The aggregate amount to be withdrawn from the Series
Finance Charge Account and deposited to the Cash Collateral Account pursuant to subsection 4.08 (g) (ii) on the Transfer Date on the current calendar month is equal to
 ..........						$0.00

13.	The aggregate amount to be withdrawn from the Series
Finance Charge Account and paid in accordance with the Loan
Agreement pursuant to subsection 4.08 (g) (iii) on the
Transfer Date on the current calendar month is equal to
 ..........						$2,172,185.32


14.	The Cash Collateral Account Surplus on the Transfer
Date in the Current calendar month is equal to
 ........................................$0.00

15.	The aggregate amount to be withdrawn from the Cash
Collateral Account and to be paid in accordance with the
Loan Agreement on the Transfer Date on the current calendar
month is equal to
 ........................................$0.00

16.	The Available Cash Collateral Amount on the Transfer
Date of the current calendar month, after giving effect to
the deposits and withdrawals specified above, is equal to
 ........						$81,000,000.00

17.	The amount of interest payable to the Series 1994-A
Certificateholders on the Distribution Date in the current
calendar month is equal to
 ..............................................$2,191,312.50

18.	The amount of principal payable to the Series 1994-A
Certificateholders on the Distribution Date in the current
calendar month is equal to
 ..............................................$0.00

19.	The sum of all amounts payable to the Series 1994-A
Certificateholders on the Distribution Date in the current
calendar month is equal to
 ..............................................$2,191,312.50


S-3

20.	To the knowledge of the undersigned, no Series 1994-A
Pay Out event or Trust Pay Out Event has occurred except as described below:

None



IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 8th day of November, 1996.




THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice President



EXHIBIT A to  Subordinated Loan Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES 1994-A

The undersigned is a duly authorized representative of The Prudential Bank & Trust Company ("PB&T"), as Servicer under the Subordinated Loan Agreement dated as of September , 1996 ( The "Loan Agreement') among Bankers Trust, as Trustee (the "Trustee"), PB&T, and PRUCO, Inc, as Agent (the "Agent") and initial lender (the "Lender" and, as collectively with the Asignees, the "Lenders") does hereby certify as follows:

(a)	Capitalized terms used in this certificate have the
respective meanings set forth in the Subordinated Loan
Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Subordinated Loan Agreement.

(b)	PB&T is the Servicer under the Subordinated Loan
Agreement.

(c)	The undersigned is duly authorized by PB&T, as
Servicer, to instruct the Trustee to make the payments designated herein.

(d)	The total amount of Available Funds and Earnings
equals:				$2,290,779.00

(e)	The Subordinated Unpaid Loan Amount equals:
				$24,750,000.00

(f)	The Spread Account Deficiency equals:
				$0.00


I.	Fees, Expenses and Other Amounts.

Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the following payments to the Agent for application to the Lenders out of the total amount of Available Funds and Earnings (see (d) above):

(1)	Amounts payable to the Banks under Section 2.3.

(A)	Subordinated Monthly Loan Fee			$53,281.25

(B)	Agent's out-of-pocket expenses

(C)	Total amount payable under Section 2.3. (A + B +
C)			$53,281.25


(2)	Amounts payable to the Lenders under Section 2.7.

(3)	Amounts payable to the Lenders under Section 2.8.

(4)	[Section 4.10 Repayment Amount] Amount not otherwise
paid by Seller or Servicer pursuant to Section 2.9 (b) (i)].

(5)	Total amount payable under Sections 2.3, 2.7, 2.8,
and 2.9. ((1) (E) + (2) + (3) + (4) +
(5))			$53,281.25

(6)	Remaining Available Funds and Earnings ((d) - (I)
(5))			$2,237,497.74


II.	Interest.

(1)	Interest payable to the Lenders under Section 2.3
(excluding interest otherwise paid pursuant to Section 2.3
(c))			$123,094.17

(2)	Remaining Available Funds and Earnings ((I) (6) -
(II) (1))				$2,114,403.57

III.	Spread Account Deficiency.

(1)	Spread Account Deficiency payable to the Lenders for
application to the  Subordinated Unpaid Loan Amount.

(Lesser of (f) and (II) (2))			$0.00

(2)	 Subordinated Unpaid Loan Amount remaining after
application of amount in item (1) above

((e) - (III) (1))			$24,750,000.00

(3)	Remaining Available Funds and Earnings

((II) (2) - (III) (1))			$2,114,403.57


IV.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to support other Finance
Charge Sharing Series in Group
One.				$2,114,403.57

(2)	Finance Charge Shortfalls in other Finance Charge
Sharing Series in Group One.				N/A

(3)	If a Finance Charge Shortfall exists in 1994-A,
Available Funds and Earnings from other Finance Sharing
Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$2,114,403.57


V.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to support other
Principal Sharing Series in Group
One.				$2,114,403.57

(2)	Principal Shortfalls in other Principal Sharing
Series in Group One.				N/A

(3)	If a Principal Shortfall exists in 1994-A, Available
Funds and Earnings from other Principal Sharing
Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$2,114,403.57




VI.	Remaining Amount

(1)	Remaining Available Funds and Earnings payable to
PB&T				$2,114,403.57





THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:  Tom Mason Title:  Senior Vice President



The Prudential Bank and Trust Company


For Monthly Period ended:
 			10/31/96

Interest Period (# of days):                 			31

Date of this Report: 			11/8/96

Period (Revolving, Controlled Amortization or Rapid
Amortization):            Revolving


A.	Excess Spread Calculation (per Loan Agreement):

1	Collections of Finance Charge Receivables
(excluding					$5,640,398.93 Interchange and
Recoveries) (Schedule to the Monthly Servicer's Certificate
2.a.)

2	Cardholder Fees (Schedule to the Monthly
Servicer's					$297,613.89 Certificate 3.)

3	Ineligible Finance Charge Receivables
(Schedule					$0.00 to the Monthly Servicer
Certificate 4.)

4	Discount Option Receivables (Schedule to
the					$2,441,900.81 Monthly Servicer
Certificate 5.)

5	Interchange (Schedule to the Monthly
Servicer					$375,000.00 Certificate 2.b.)

6	Recoveries (Schedule to the Monthly
Servicer					$177,283.91 Certificate 2.c.)

6.A	Earnings on Cash Collateral Account
					$399,624.93


7	Sum of all spread components (A1 + A2 + A3 + A4
+					$9,331,822.47 A5 + A6 + A6.A)



8	Certificate of Interest to be paid on
Distribution					$2,191,312.50 Date (Schedule
to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly
Certificate-					$750,000.00 holders'
Statement 7.)

10	Monthly Loan Fee 					$26,881.25

10A.	Subordinated Monthly Loan
Fee					$53,281.25

11	Aggregate Investor Default Amount
(Monthly					$3,818,699.73 Certificate holders' Statement
B.5)

12	Reimbursement of Investor Charge Offs
(Monthly					$0.00 Certificate holders'
Statement B.6.c.)

13	Interest on principal balance of outstanding Unpaid
					$254,150.00 Loan Amount

14	Interest on principal balance of outstanding
Subordinated Unpaid Loan
Amount					123,094.17

15	Commitment Fee on Unutilized Loan Commitment	$0.00
(B15 * .50% * X/360)

16	Sum of all expenses (A8 + A9 + A10 + A11 + A12
+					$7,217,418.90 A13 + A15)

17	Excess spread (A7 - A16)					$2,114,403.57

18	Excess
spread Percentage for Monthly Period	5.64% (A17/B1 *
12)

B.	Spread Account Cap and Unpaid Loan Amount

1	Investor Interest on the first day of the Monthly
Period					$450,000,000.00

2	Investor Interest on the last day of the Monthly
Period					$450,000,000.00

3	Average Excess Spread Percentage for three
preceding					5.64% Monthly Periods

4	Average Excess Spread Percentage for twelve
preceding					5.98% Monthly Periods

5	Spread Account Cap for preceding Monthly
Period					$4,500,000.00

6	Spread Account Trigger (After December 8, 1994) Upward
Trigger (Monthly): a)	If  B3 <=3.00% but B3 >= 2.00%,
then B7 = 9,000,000

b)	If B3 < 2.00%, then B7 = $13,500,000


7	Applicable Spread Account Cap for next
succeeding					$4,500,000.00 Transfer Date
(B6a, B6b, if applicable, otherwise B5)

8	Required Cash Collateral
Amount					$81,000,000.00

a)	if Revolving Period or Controlled Amortization Period
(the greater of 12.50% * B2 and $9,000,000)

b)	if Rapid Amortization Period, the Required Cash
Collateral Amount on preceding Transfer Date

9	Cash Collateral Amount as of the last Transfer
Date					$81,000,000.00

9A.	Cash Collateral Amount on the next succeeding
Transfer Date					$81,000,000.00

10	Unpaid Loan Amount as of last Transfer Date
(after					$51,750,000.00 application of Available Funds
and Earnings as per Section 2.11 of Loan Agreement and after any Additional Loans)

10A	Subordinated Unpaid Loan Amount as of last Transfer
Date (after					$24,750,000.00 application of
Available Funds and Earnings as per Section 2.11 of Loan
Agreement and after any Additional Loans)


11	Spread Account Amount on the next succeeding
					$4,500,000.00 Transfer Date prior to the
making of any Additional Loans (B9A - B12)

12	Unpaid Loan Amount as of the next succeeding Transfer
					$51,750,000.00 Date prior to the making
of any Additional Loans (after application of Available
Funds and Earnings as per Section 2.11 of the Loan
Agreement)

12A	 Subordinated Unpaid Loan Amount as of the next
succeeding Transfer Date prior to the making of any
Additional Loans (after application of Available Funds and
Earnings as per Section 2.11 of the Loan
Agreement)					$24,750,000.00

13	Additional Loan Amount 					$0.00

13A.	Seller's Collateral Account Amount after the making
of any 					$4,500,000.00 Additional Loan
(B11-B13)

14	Seller's Collateral Account Deficiency (B7 -
B13)					$0.00

15	Unutilized Loan Commitment as of the last Transfer
Date ($56,250,000 - B10)					4,500,000.00

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal
Receivables					$905,263,520.00 (105.2632% *
aggregate Initial Investor Interests)

2	Minimum Seller Interest (5.00% *
C1)					$45,263,176.00

3	Lowest Average Seller Interest for any thirty-day
					$60,430,417.09 period during the preceding Monthly
Period (computed  on the Schedule 1 to Exhibit B)

4	Breach of Minimum Seller Interest during the
					No preceding Monthly Period ("Yes" or
"No")

5	Deficiency in Minimum Seller Interest (C2 -
C3)					0.00











3 Month Avg.	12 Month Avg. Reporting		Excess
Spread	Excess Spread	Excess Spread Period	Excess
Spread	Percentage	Percentage	Percentage

Aug-94	995,109.56	2.65% Sep-94	2,064,260.54	5.50%	4.08%
Oct-94	2,542,791.21	6.78%	4.98%
Nov-94	1,801,940.58	4.81%	5.70%	4.94%
Dec-94	1,298,821.79	3.46%	5.02%	4.64%
Jan-95	2,447,024.23	6.53%	4.93%	4.96%
Feb-95	1,649,910.12	4.40%	4.80%	4.88%
Mar-95	1,532,447.80	4.09%	5.00%	4.78%
Apr-95	1,140,205.83	3.04%	3.84%	4.58%
May-95	2,252,608.47	6.01%	4.38%	4.73%
Jun-95	1,983,123.95	5.29%	4.78%	4.99%
Jul-95	2,182,790.19	5.82%	5.71%	4.86%
Aug-95	1,635,575.83	4.36%	5.16%	5.01%
Sep-95	1,391,696.52	3.71%	4.63%	4.86%
Oct-95	1,778,506.07	4.74%	4.27%	4.69%
Nov-95	1,750,424.30	4.67%	4.37%	4.68%
Dec-95	1,243,714.45	3.32%	4.24%	4.66%
Jan-96	1,487,147.17	3.97%	3.98%	4.45%
Feb-96	870,711.06	2.32%	3.20%	4.28%
Mar-96	1,344,386.84	3.59%	3.29%	4.24%
Apr-96	884,843.80	2.36%	2.76%	4.18%
May-96	2,676,725.29	7.14%	4.36%	4.27%
Jun-96	1,597,662.68	4.26%	4.59%	4.19%
Jul-96	2,112,913.24	5.63%	5.68%	4.17%
Aug-96	2,348,937.17	6.26%	5.39%	4.33%
Sep-96	2,267,497.76	6.05%	5.98%	4.53%
Oct-96	2,114,122.81	5.64%	5.98%	4.60%